UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
March 9, 2011

AMERICAN EAGLE OUTFITTERS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-33338 (Commission File Number)	13-2721761 (IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania (Address of principal executive offices)	15203-2329 (Zip Code)
(412) 432-3300
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
The information in this Item 2.02 of Form 8-K, including the accompanying exhibits, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
On March 9, 2011, American Eagle Outfitters, Inc. (the “Company”) issued a press release announcing, among other things, the Company’s financial results for the fourth quarter ended January 29, 2011. A copy of this press release is attached hereto as Exhibit 99.1. The Company’s Management team held a conference call on March 9, 2011 at 9:00 a.m. Eastern Time to review the aforementioned financial results. A replay of the conference call will be available beginning March 9, 2011 at 12:00 p.m. Eastern Time through March 30, 2011. To listen to the replay, dial 1-877-660-6853, or internationally dial 1-201-612-7415, and reference account 3055 and confirmation code 348838. An audio replay of the conference call will also be available at www.ae.com. A copy of the conference call transcript is attached hereto as Exhibit 99.2.
ITEM 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1*	Press Release dated March 9, 2011 announcing fourth quarter 2010 financial results

99.2*	Conference Call Transcript dated March 9, 2011

*	Such Exhibit is being “furnished” (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC. (Registrant)
Date: March 11, 2011	By:	/s/ Joan Holstein Hilson
Joan Holstein Hilson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1*	Press Release dated March 9, 2011 announcing fourth quarter 2010 financial results

99.2*	Conference Call Transcript dated March 9, 2011

*	Such Exhibit is being “furnished” (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.